UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

JUNIPER II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41014	86-1434822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 El Camino Real #818

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 292-9660

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	JUN.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the units	JUN	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	JUN WS	The New York Stock Exchange
Class A common stock underlying the redeemable warrants	JUN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

As previously reported, on April 24, 2023, in connection with the special meeting in lieu of Annual Meeting of stockholders (the “Special Meeting”) to be held on May 2, 2023, Juniper II Corp., a Delaware corporation (the “Company”), and Juniper II Management, LLC (the “Sponsor”) entered into non-redemption agreements (each a “Non-Redemption Agreement”) with 7 unaffiliated third parties (each, an “Initial Holder”) pursuant to which the Initial Holders agreed to either not request redemption in connection with the Extension Proposal (as defined in the Proxy Statement (as defined below)) or to reverse any previously submitted redemption demand with respect to an aggregate of 2,240,900 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock). In connection therewith, immediately prior to, and substantially concurrently with, the closing of an initial business combination, the Sponsor agreed to forfeit 672,270 shares of the Company’s Class B common stock, par value $0.001 (“Class B Common Stock”), held by the Sponsor (the “Initial Forfeited Shares”), and in consideration of the Initial Holders’ agreements, the Company agreed to issue to the Initial Holders a number of shares of Class A Common Stock equal to the Initial Forfeited Shares. On April 25, 2023, an Initial Holder amended and restated its Non-Redemption Agreement to increase its non-redemption shares from 40,900 to 400,000, with a corresponding increase in the related Forfeited Shares to 120,000.

On April 25, 2023, the Company entered into additional Non-Redemption Agreements with 4 unaffiliated third parties (each an “Additional Holder”) substantially in the form filed as Exhibit 10.1 hereto. The Additional Holders agreed to either not request redemption in connection with the Extension Proposal or to reverse any previously submitted redemption demand with respect to an aggregate of 1,600,000 shares of Class A Common Stock. In connection therewith, immediately prior to, and substantially concurrently with, the closing of an initial business combination, the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 480,000 shares of the Company’s Class B Common Stock held by the Sponsor (the “Additional Forfeited Shares” and, together with the Initial Forfeited Shares, the “Forfeited Shares”), and in consideration of the Additional Holders’ agreements, the Company shall issue to the Additional Holders a number of Class A Common Stock equal to the Additional Forfeited Shares.

Following the entry into the Non-Redemption Agreements on April 25, 2023, an aggregate of 4,200,000 shares of Class A Common Stock and 1,260,000 Forfeited Shares are subject to Non-Redemption Agreements.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking and as such are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Participants in the Solicitation

The Company, the Sponsor and the Company’s directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Special Meeting. Important information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 11, 2023, for the Special Meeting (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information

The Company has filed the Proxy Statement with the SEC for the Special Meeting to consider and vote upon the Extension Proposal and other matters and, beginning on or about April 11, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the April 10, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension Proposal and related matters and other proposals. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing your request to Morrow Sodali LLC by telephone by dialing (800) 662-5200 or (203) 658-9400 or by sending an email to JUN.info@investor.morrowsodali.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement (incorporated by reference to Juniper II Corp.’s Current Report on Form 8-K, filed with the SEC on April 25, 2023).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2023

JUNIPER II CORP.

By:	/s/ Noah Kindler
Name:	Noah Kindler
Title:	Chief Financial Officer and Chief Technology Officer